Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

SOUTHERN DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

IMAGENETIX, INC.,		CASE NO. __ 12-16423 MM11
OPERATING REPORT NO. 18
	Debtor(s).	FOR THE MONTH ENDING:
May 31, 2014

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$2,313,338.65

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL
ACCOUNT REPORTS		$2,293,435.10

3. BEGINNING BALANCE		$19,903.55

4. RECEIPTS DURING CURRENT PERIOD:

ACCOUNTS RECEIVABLE - PRE-FILING	$-
ACCOUNTS RECEIVABLE - POST-FILING	$60,590.75
GENERAL SALES	$-
OTHER (SPECIFY) Rental sublet_	$200.00
OTHER ** (SPECIFY) Customer deposits	$18,490.00

TOTAL RECEIPTS THIS PERIOD:		$79,280.75
5. BALANCE:		$99,184.30

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

TRANSFERS TO OTHER DIP ACCOUNTS	$-
DISBURSEMENTS	$81,491.52
TOTAL DISBURSEMENTS THIS PERIOD***:		$81,491.52

7. ENDING BALANCE:		$17,692.78
		___________
8. GENERAL ACCOUNT NUMBER ____xxxxxx8451__________________________

DEPOSITORY NAME AND LOCATION California Bank & Trust, 16796 Bernardo Center Dr.,

San Diego, CA 92128

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
*** This amount should be the same as the total from page 2.

IX. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End	x

ASSETS
Current Assets:
Unrestricted Cash	$17,992.78
Restricted Cash	___________
Accounts Receivable	$377,123.52
Inventory	$51,206.69
Notes Receivable	___________
Prepaid Expenses	___________
Other (Itemize)	___________
Total Current Assets		$446,322.99

Property, Plant, and Equipment	$254,873.45
Accumulated Depreciation/Depletion	$(254,873.45)
Net Property, Plan, and Equipment		$-

Other Assets (Net of Amortization):
Due from Insiders	___________
Other (Itemized) See page 12 disclosure attached	$47,658.40
Total Other Assets		$47,658.40

TOTAL ASSETS		$493,981.39
		___________

LIABILITIES
Post-Petition Liabilities:
Accounts Payable	$57,461.50
Taxes Payable	___________
Notes Payable	___________
Professional Fees	$368,901.69
Secured Debt	___________
Other (Itemized) See page 12 disclosure attached	$191,165.71
Total Post-Petition Liabilities		$617,528.90

Pre-Petition Liabilities:
Secured Liabilities	$3,535,134.23
Priority Liabilities	$1,895.00
Unsecured Liabilities	$949,628.01
Other (Itemized) See page 12 disclosure attached	$21,039.60
Total Pre-Petition Liabilities		$4,507,696.84

TOTAL LIABILITIES		$5,125,225.74

EQUITY:
Pre-Petition Owners' Equity	$(5,337,578.31)
Post-Petition Profit/(Loss)	$706,333.96
Direct Charges to Equity	___________

TOTAL EQUITY		$(4,631,244.35)

TOTAL LIABILITIES & EQUITY		$493,981.39
		___________

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	$83,586.19	$3,492,866.57
Less: Returns/Discounts	(_____________)	(_____________)
Net Sales/Revenue	$83,586.19	$3,492,866.57

Cost of Goods Sold:
Beginning Inventory at cost	$48,548.69	$22,488.00
Purchases	$8,141.83	$752,971.87
Less: Ending Inventory at cost	$(51,206.69)	$(51,206.69)
Cost of Goods Sold (COGS)	$5,483.83	$724,253.18

Gross Profit	$78,102.36	$2,768,613.39

Other Operating Income (Itemize)	_____________	_____________

Operating Expenses:
Payroll - Insiders	$29,321.20	$552,553.39
Payroll - Other Employees	$7,606.34	$208,866.98
Payroll Taxes	$2,990.50	$59,455.76
Other Taxes (Itemize)	_____________	_____________
Depreciation and Amortization	$337.56	$38,363.39
Rent Expense - Real Property	$9,716.70	$163,728.30
Lease Expense - Personal Property	_____________	_____________
Insurance	$3,758.64	$87,010.38
Real Property Taxes	$-	$2,178.97
Telephone and Utilities	$3,916.39	$50,084.56
Repairs and Maintenance	_____________	_____________
Travel and Entertainment (Itemize) business meals and parking	$454.86	$9,020.50
Miscellaneous Operating Expenses (Itemize) see attached	$2,563.01	$169,857.93
Total Operating Expenses	$(60,665.20)	$(1,341,120.16)

Net Gain/(Loss) from Operations	$17,437.16	$1,427,493.23

Non-Operating Income:
Interest Income	_____________	_____________
Net Gain on Sale of Assets (Itemize)	_____________	_____________
Other (Itemize)	$-	$42,899.00
Total Non-Operating Income	$-	$42,899.00

Non-Operating Expense:
Interest Expense	$4,626.12	$79,226.59
Legal and Professional (Itemize)	$48,631.72	$684,831.68
Other (Itemize)	_____________	_____________
Total Non-Operating Expenses	$(53,257.84)	$(764,058.27)

NET INCOME/(LOSS)	$(35,820.68)	$706,333.96